SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): October 11, 2000
                                                      (September 26, 2000)

                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                          39040                        13-4022871
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(State or other         (Commission File Number)           (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)


223 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania                                         19317
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(Address of principal executive offices)                        (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




Item 5.    Other Events.
           ------------

           On September 26, 2000, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference. In addition, on September 27, 2000, the Registrant issued another press release, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a)      Financial Statements of Business Acquired.

                  Not applicable

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number       Description
--------------       ------------
99.1                 Press release issued by Endo Pharmaceuticals Holdings Inc.
                     on September 26, 2000

99.2                 Press release issued by Endo Pharmaceuticals Holdings Inc.
                     on September 27, 2000




                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                    (Registrant)


                                    By: /s/ CAROL A. AMMON
                                        -------------------------------------
                                        Name:  Carol A. Ammon
                                        Title: President & Chief Executive
                                               Officer





Dated:  October 11, 2000




                             INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------
99.1               Press release issued by Endo Pharmaceuticals Holdings Inc.
                   on September 26, 2000

99.2               Press release issued by Endo Pharmaceuticals Holdings Inc.
                   on September 27, 2000